FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 Fourth Quarter 2021 Earnings March 3, 2022

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 2 Cautionary Notes This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our anticipated financial results, the underlying trends in our business, supply chain constraints, inflation and other macroeconomic trends, the anticipated impact of COVID-19 on our business, our potential for growth and our strategy. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: risks related to the impact of COVID-19 on our business, financial results and financial condition; our ability to execute our business strategy; our ability to maintain and realize the full value of our license agreements; economic downturns and changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; our ability to compete effectively and manage our growth; fluctuations in our gross margin; our dependence on content development and creation by third parties; the ongoing level of popularity of our products with consumers; our ability to manage our inventories; our ability to develop and introduce products in a timely and cost-effective manner; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; potential violations of the intellectual property rights of others; risks associated with counterfeit versions of our products; our ability to attract and retain qualified employees and maintain our corporate culture; our use of third-party manufacturing; risks associated with our international operations and geographic concentration of operations; changes in effective tax rates, tax law, trade law or trade restrictions; foreign currency exchange rate exposure; the possibility or existence of global and regional economic downturns; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; reputational risk resulting from our e-commerce business and social media presence; risks relating to our indebtedness and our ability to secure additional financing; the potential for our electronic data, third-party electronic data or the electronic data of our customers to be compromised; the influence of our significant stockholder, ACON, and the possibility that ACON's interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; volatility in the price of our Class A common stock; and risks associated with our internal control over financial reporting. These and other important factors discussed under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2021 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. You should read this presentation with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this presentation, and except as otherwise required by law, we do not plan to publicly update or revise any forward-looking statements contained in this presentation, whether as a result of any new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us.

3 FUNKO 2022 is built on the principle that everyone is a fan of something…

FUNKO 2022 4 … and Funko Has Something for Every Fan Movies TV Music Sports Anime Games Note: Represents a sampling of our current portfolio offerings as of December 31, 2021.

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 5 Q4 and FY Financial Summary and Achievements Q4 2021 Financial Summary Q4 2021 Achievements • Net sales increased 48% to $336.3 million • Net income increased 17% million to $17.4 million • Adjusted EBITDA(1) increased 17% to $38.9 million • GAAP earnings per diluted share of $0.28 • Adjusted earnings per diluted share(1) of $0.38 • Net sales increased 48% to $336.3 million reflecting broad-based strength across geographies, products and channels • Figures revenue grew 50% to $255.1 million, while Non-figure revenue grew 44% to $81.1 million, with both core and emerging product categories generating record demand • Strong results across all geographies, with U.S. net sales increasing 47% to $252.9 million, Europe increasing 59% to $64.0 million, and Other International increasing 32% to $19.4 million • Launched Popsies, a new line of collectible and interactive greeting displays, extending Funko's footprint into the multi- billion-dollar greeting aisle • Grew direct-to-consumer sales by 74%, including strong growth on FunkoEurope.com, which more than tripled sales in its first year of operations • Delivered strong performance from evergreen content, which grew 51% and accounted for 69% of total net sales (1) Adjusted EBITDA, Adjusted EBITDA margin and Adjusted earnings per diluted share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales. (2) Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $100 million revolving credit facility. FY 2021 Financial Summary • Net sales increased 58% to $1.029 billion • Net income margin expanded 510 bps to 6.6% • Adjusted EBITDA margin(1) expanded 227 bps to 14.6% • Full year cash flow from operations of $87.4 million • Total liquidity(2) increased 44.2% to $183.6 million

HOLLYWOOD UPDATE 6 Q4 & FY Earnings Summary Q4’21 Q4’20 % Change Net sales Gross profit(1) Gross margin %(1) SG&A D&A Income from operations Operating margin % Net income Net income margin % Adjusted net income(2) Adjusted net income margin %(2) Adjusted earnings per share(2) Adjusted EBITDA(2) Adjusted EBITDA margin %(2) $ millions, except per share amounts, unaudited $336.3 48.5% $113.9 35.2% 33.9% $25.2 25.0% 7.5% $0.38 29.3% $38.9 17.2% 11.6% $20.4 34.3% 6.1% $17.4 17.1% 1. Gross Profit and Gross Margin are calculated exclusive of depreciation and amortization. 2. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted Net Income Margin and Adjusted Earnings per Share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings per Share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales. Adjusted Net Income Margin is defined as Adjusted Net Income divided by Net Sales. 78.3 10.4 —% 46.0% 5.2% FY’21 FY’20 % Change $1,029.3 57.7% $381.0 52.9% 37.0% $95.5 nm 9.3% $1.42 nm $149.9 86.9% 14.6% $76.2 nm 7.4% $67.9 nm (7.2)% 34.8%244.3 41.2 6.6% $226.5 $84.2 37.2% $20.2 8.9% $0.29 $33.2 14.7% $15.2 6.7% $14.9 53.6 10.4 6.6% $652.5 $249.1 38.2% $23.5 3.6% $0.37 $80.2 12.3% $18.9 2.9% $9.8 181.2 44.4 1.5%

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 7 Q4 & FY Active Properties & Net Sales per Active Property Fourth Quarter Active Properties up 26% Net Sales per Active Property up 17% Active Properties Net Sales per Active Property Sustained growth in number of active properties and net sales per active property reflecting the breadth of Funko’s industry-leading brand partnerships $ in thousands, unaudited Active Properties & Net Sales per Active Property Fiscal Year Active Properties up 12% Net Sales per Active Property up 41% 724 915 $313 $368 Q4'20 Q4'21 854 955 $764 $1,078 FY’20 FY’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 8 Top Properties Breakout 1 2 3 5 7 4 6 8 9 10 Top 10 Properties % of Net Sales The top property in Q4’21 represented 5% of sales Evergreen properties accounted for 69% of sales in Q4’21 Q1’21 30% 4%* 33% Q2’21 31% 6%*6%* Q4’21 Commentary Q3’21 33% 6%* *% of net sales Q4’21 31% 5%* Q4’20

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 9 Q4 & FY Product Category Performance 49.9% Increase 44.1% Increase The Figures category grew 49.9% in Q4 reflecting strong domestic and international demand; Other (Non-figure) product category grew 44.1% in Q4, primarily reflecting strong growth in Loungefly branded products as well as games, plush and accessories. Figures Fourth Quarter Fiscal Year Other (Non-figures) Fourth Quarter Fiscal Year 58.5% Increase 55.0% Increase $ in millions, unaudited $170.2 $255.1 Q4’20 Q4’21 $504.0 $799.0 FY’20 FY’21 $56.3 $81.1 Q4’20 Q4’21 $148.6 $230.3 FY’20 FY’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 10 Something for Everyone FIGURES OTHER (NON-FIGURES) *% of Q4’21 net sales 75.9% of sales* 24.1% of sales* Funko is providing fans with an increasingly diverse array of products and categories

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 11 Q4 Brand Performance Pop! 40.9% Increase Pop! grew 40.9% reflecting strong evergreen content growth as well as an improved slate of current content; Loungefly grew 57.0% driven by strong domestic and international demand across channels; Other branded products grew 88.0%, reflecting strength in Funko's expanded board game, toys and action figure offerings Loungefly Other 57.0% Increase 88.0% Increase $ in millions, unaudited $169.4 $238.7 Q4’20 Q4’21 $31.6 $49.7 Q4’20 Q4’21 $25.5 $47.9 Q4’20 Q4’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 12 FY Brand Performance Pop! 54.3% Increase Loungefly Other 65.7% Increase 72.1% Increase $ in millions, unaudited $497.3 $767.6 FY’20 FY’21 $84.8 $140.6 FY’20 FY’21 $70.4 $121.2 FY’20 FY’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 13 Q4 Geographic erformance United States 47.5% Increase Europe Other International 58.9% Increase 31.6% Increase $ in millions, unaudited $171.5 $252.9 Q4'20 Q4'21 $40.3 $64.0 Q4’20 Q4’21 $14.7 $19.4 Q4’20 Q4’21 The U.S. grew 47.5% and Europe grew 58.9%, with strength across all channels and product categories; Other International grew 31.6% across the remainder of our international regions

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 14 FY Geographic Performance United States 52.2% Increase Europe Other International 91.7% Increase 36.7% Increase $ in millions, unaudited $488.8 $743.8 FY'20 FY'21 $112.0 $214.7 FY'20 FY'21 $51.7 $70.7 FY'20 FY'21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 15 Q4 & FY Adjusted EBITDA(1) Adjusted EBITDA(1) Fourth Quarter Fiscal Year Adjusted EBITDA Margin(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. 14.7% 11.6% 6.6%12.3% 14.6 Q4 Adjusted EBITDA(1) increased 17.2% y/y, while Q4 Adjusted EBITDA margin(1) declined 308 bps y/y, due to significant inflation in trans-ocean freight rates $ in millions, unaudited $33.2 $38.9 Q4’20 Q4’21 $80.2 $149.9 FY’20 FY’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 16 Q4 & FY Adjusted Net Income(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted Net Income, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted Net Income Margin is defined as Adjusted Net Income divided by net sales. Adjusted Net Income(1) Fourth Quarter Fiscal Year Adjusted Net Income (Loss) Margin(1) 6.7% 6.1% 6%2.9% 7.4 Q4 Adjusted Net Income(1) increased 17.1% y/y, while Q4 Adjusted Net Income margin(1) declined 50 bps y/y due to significant inflation in trans-ocean freight rates $ in millions, unaudited $15.2 $20.4 Q4’20 Q4’21 $18.9 $76.2 FY’20 FY’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 17 Key Balance Sheet Highlights 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount 2. Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $100.0 million revolving credit facility. 12/31/20 YoY % Change Cash & Cash Equivalents Accounts Receivable, net Inventory Total Debt(1) $52.3 $131.8 $59.8 $190.8 $ in millions 59.9% 42.4% 178.4% (9.2)% 12/31/21 $83.6 $187.7 $166.4 $173.2 Total Liquidity(2) $127.3 44.2%$183.6

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 18 Liquidity Overview 1. Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $100.0 million revolving credit facility. Funko’s liquidity position remains very healthy, increasing 44% y/y to $183.6 million Total Liquidity(1) 2020 $ in millions, unaudited $127.3 $149.7 $170.5 $193.2 $183.6 Q4’20 Q1’21 Q2’21 Q3’21 Q4’21 2021

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 19 Debt Overview 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount Funko reduced total debt by 9% from Q4’20 Total Debt(1) $ in millions, unaudited 2020 2021 $190.8 $183.0 $177.4 $177.6 $173.2 Q4’20 Q1’21 Q2’21 Q3’21 Q4’21

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 Supplemental Financial Information

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 21 Condensed Consolidated Statements of Operations (unaudited) Three Months Ended December 31, e d Year Ended Twelve Months Ended December 31, 2021 2020 2021 2020 (in thousands, except per share data) Net sales $ 336,273 $ 226,509 $ 1,029,293 $ 652,537 Cost of sales (exclusive of depreciation and amortization shown separately below) 222,373 142,289 648,302 403,392 Selling, general, and administrative expenses 78,299 53,644 244,331 181,234 Depreciation and amortization 10,417 10,421 41,195 44,368 Total operating expenses 311,089 206,354 933,828 628,994 Income from operations 25,184 20,155 95,465 23,543 Interest expense, net 1,246 2,491 7,167 10,712 Loss on extinguishment of debt — — 675 — Other expense (income), net 2,242 (407) 2,708 1,043 Income before income taxes 21,696 18,071 84,915 11,788 Income tax expense 4,247 3,164 17,061 2,025 Net income 17,449 14,907 67,854 9,763 Less: net income (loss) attributable to non-controlling interests 5,777 6,031 23,954 5,802 Net income (loss) attributable to Funko, Inc. $ 11,672 $ 8,876 $ 43,900 $ 3,961 Earnings (loss) per share of Class A common stock: Basic $ 0.29 $ 0.25 $ 1.14 $ 0.11 Diluted $ 0.28 $ 0.24 $ 1.08 $ 0.11 Weighted average shares of Class A common stock outstanding: Basic 39,983 35,617 38,392 35,271 Diluted 42,188 36,376 40,611 35,770

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 22 Condensed Consolidated Balance Sheets December 31, 2021 2020 (in thousands, except per share data) Assets Current assets: Cash and cash equivalents $ 83,557 $ 52,255 Accounts receivable, net 187,688 131,837 Inventory 166,428 59,773 Prepaid expenses and other current assets 14,925 15,486 Total current assets 452,598 259,351 Property and equipment, net 58,828 56,141 Operating lease right-of-use assets 53,466 58,079 Goodwill 126,651 125,061 Intangible assets, net 189,619 205,541 Deferred tax asset 74,412 54,682 Other assets 11,929 4,735 Total assets $ 967,503 $ 763,590 Liabilities and Stockholders' Equity Current liabilities: Current portion long-term debt, net of unamortized discount 17,395 10,758 Current portion of operating lease liabilities 14,959 13,840 Accounts payable 57,238 29,199 Income taxes payable 15,994 425 Accrued royalties 58,158 40,525 Accrued expenses and other current liabilities 121,267 43,949 Total current liabilities 285,011 138,696 Long-term debt, net of unamortized discount 155,818 180,012 Operating lease liabilities, net of current portion 50,459 57,512 Deferred tax liability 648 780 Liabilities under tax receivable agreement, net of current portion 75,523 60,297 Other long-term liabilities 3,486 3,848 Commitments and contingencies Stockholders' equity: Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 40,088 shares and 35,657 shares issued and outstanding as of December 31, 2021 and 2020, respectively 4 4 Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 10,691 shares and 14,040 shares issued and outstanding as of December 31, 2021 and 2020, respectively 1 1 Additional paid-in-capital 252,505 216,141 Accumulated other comprehensive income 1,078 1,718 Retained earnings 68,050 24,403 Total stockholders' equity attributable to Funko, Inc. 321,638 242,267 Non-controlling interests 74,920 80,178 Total stockholders' equity 396,558 322,445 Total liabilities and stockholders' equity $ 967,503 $ 763,590

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 23 Condensed Consolidated Statements of Cash Flows Year Ended December 31, 2021 2020 2019 (in thousands) Operating Activities Net income $ 67,854 $ 9,763 $ 27,820 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation, amortization and other 40,056 46,742 44,518 Equity-based compensation 12,994 10,116 13,044 Amortization of debt issuance costs and debt discounts 1,118 1,352 1,210 Loss on debt extinguishment 675 — — Deferred tax expense (benefit) (361) 3,323 (2,293) Other 1,403 1,952 635 Changes in operating assets and liabilities: Accounts receivable, net (56,648) 20,077 (3,969) Inventory (107,166) 2,845 25,372 Prepaid expenses and other assets 3,700 12,273 (5,824) Accounts payable 26,933 (13,303) 4,629 Income taxes payable 15,585 (209) (3,618) Accrued royalties 17,633 5,906 (4,403) Accrued expenses and other liabilities 63,586 7,902 (6,356) Net cash provided by operating activities 87,362 108,739 90,765 Investing Activities Purchase of property and equipment (27,759) (18,482) (42,264) Acquisitions, net of cash 199 — (6,369) Other 179 — — Net cash used in investing activities (27,381) (18,482) (48,633) Financing Activities Borrowings on line of credit — 28,267 42,083 Payments on line of credit — (55,103) (36,383) Debt issuance costs (1,055) (569) (411) Proceeds from long-term debt, net 180,000 — — Payment of long-term debt (198,375) (26,438) (11,750) Contingent consideration (2,000) (1,500) — Distributions to continuing equity owners (9,277) (3,575) (23,923) Payments under tax receivable agreement (1,715) (4,639) (173) Proceeds from exercise of equity-based options 3,794 219 2,217 Net cash used in financing activities (28,628) (63,338) (28,340) Effect of exchange rates on cash and cash equivalents (51) 107 (2,049) Net increase in cash and cash equivalents 31,302 27,026 11,743 Cash and cash equivalents at beginning of period $ 52,255 $ 25,229 $ 13,486 Cash and cash equivalents at end of period 83,557 52,255 25,229

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 24 Reconciliation of Non-GAAP Financial Metrics 1. Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC in periods in which income was attributable to non-controlling interests. 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards. 3. Represents write-off of unamortized debt financing fees for the year ended December 31, 2021. 4. Represents certain severance, relocation and related costs. For the year ended December 31, 2021, includes charges related to one-time relocation costs for U.S. warehouse personnel in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona and residual severance payments related to the global workforce reduction implemented in response to the COVID-19 pandemic. For the year ended December 31, 2020, includes charges related to the global workforce reduction implemented in response to the COVID-19 pandemic and impairment related charges to the right-of-use leased and fixed assets related to Funko Animation Studios. 5. Represents both unrealized and realized foreign currency losses (gains) on transactions other than in U.S. dollars. 6. Represents recognized adjustments to the tax receivable agreement liability. 7. Represents the income tax expense effect of the above adjustments. This adjustment uses an effective tax rate of 25% for the years ended December 31, 2021 and 2020. 8. Adjusted net income margin is calculated as Adjusted net income as a percentage of net sales. Three Months Ended December 31, Twelve Months Ended December 31, 2021 2020 2021 2020 (in thousands, except per share data) Net income attributable to Funko, Inc. $ 11,672 $ 8,876 $ 43,900 $ 3,961 Reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1) 5,777 6,031 23,954 5,802 Equity-based compensation (2) 3,125 2,622 12,994 10,116 Loss on extinguishment of debt (3) — — 675 — Certain severance, relocation and related costs (4) 196 6 277 2,190 Foreign currency transaction (gain) loss (5) 652 (494) 1,118 955 Tax receivable agreement liability adjustments (6) 1,590 87 1,590 87 Income tax expense (7) (2,567) (1,909) (8,331) (4,259) Adjusted net income $ 20,445 $ 15,219 $ 76,177 $ 18,852 Adjusted net income margin (8) 6.1% 6.7% 7.4% 2.9 % Weighted-average shares of Class A common stock outstanding-basic 39,983 35,617 38,392 35,271 Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock 14,077 16,429 15,437 16,227 Adjusted weighted-average shares of Class A stock outstanding - diluted 54,060 52,046 53,829 51,498 Adjusted earnings per diluted share $ 0.38 $ 0.29 $ 1.42 $ 0.37

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 25 Reconciliation of Non-GAAP Financial Metrics 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards. 3. Represents write-off of unamortized debt financing fees for the year ended December 31, 2021. 4. Represents certain severance, relocation and related costs. For the year ended December 31, 2021, includes charges related to one-time relocation costs for U.S. warehouse personnel in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona and residual severance payments related to the global workforce reduction implemented in response to the COVID-19 pandemic. For the year ended December 31, 2020, includes charges related to the global workforce reduction implemented in response to the COVID-19 pandemic and impairment related charges to the right-of-use leased and fixed assets related to Funko Animation Studios. 5. Represents both unrealized and realized foreign currency losses (gains) on transactions other than in U.S. dollars. 6. Represents recognized adjustments to the tax receivable agreement liability. 7. Represents the income tax expense effect of the above adjustments. This adjustment uses an effective tax rate of 25% for the years ended December 31, 2021 and 2020. 9. Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales. Three Months Ended December 31, Twelve Months Ended December 31, 2021 2020 2021 2020 (in thousands) Net income $ 17,449 $ 14,907 $ 67,854 $ 9,763 Interest expense, net 1,246 2,491 7,167 10,712 Income tax expense 4,247 3,164 17,061 2,025 Depreciation and amortization 10,417 10,421 41,195 44,368 EBITDA $ 33,359 $ 30,983 $ 133,277 $ 66,868 Adjustments: Equity-based compensation (2) 3,125 2,622 12,994 10,116 Loss on extinguishment of debt (3) — — 675 — Certain severance, relocation and related costs (4) 196 6 277 2,190 Foreign currency transaction (gain) loss (5) 652 (494) 1,118 955 Tax receivable agreement liability adjustments (6) 1,590 87 1,590 87 Adjusted EBITDA $ 38,922 $ 33,204 $ 149,931 $ 80,216 Adjusted EBITDA margin (9) 11.6% 14.7% 14.6% 12.3%

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5